Exhibit 10.1

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of April 19, 2012 (the “Agreement Date”) and effective as of March 31, 2012 (the “Effective Date”) is made by and among SONIC AUTOMOTIVE, INC., a Delaware corporation (the “Company”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement referred to below) (in such capacity, the “Administrative Agent”), and as Swing Line Lender and L/C Issuer and each of the Loan Parties (as defined in the Credit Agreement) signatory hereto.

W I T N E S S E T H:

WHEREAS, the Company, the Administrative Agent, Swing Line Lender and L/C Issuer, Wells Fargo Bank, National Association, as an L/C Issuer, and the lender parties thereto have entered into that certain Second Amended and Restated Credit Agreement dated as of July 8, 2011 (as hereby amended and as from time to time further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Company a revolving credit facility, including a letter of credit subfacility and a swing line subfacility; and

WHEREAS, each of the Subsidiary Guarantors has entered into the Subsidiary Guaranty pursuant to which each has guaranteed the payment and performance of the obligations of the Company under the Credit Agreement and other Loan Documents; and

WHEREAS, the Company and the respective Loan Parties that are parties thereto have entered into the Security Agreement, the Escrow Security Agreement, the Pledge Agreement and other Security Instruments, securing the Obligations under the Credit Agreement and other Loan Documents; and

WHEREAS, the Company has advised the Administrative Agent and the Lenders that the Loan Parties desire to amend certain provisions of the Credit Agreement as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, Section 7.11(a) of the Credit Agreement is amended, so that, as amended, such section shall read as follows:

(a)	Consolidated Liquidity Ratio. Permit the Consolidated Liquidity Ratio as of the end of any fiscal quarter (or at the request of the Administrative Agent, as of the end of any calendar month) to be less than 1.05 to 1.00.

2. Effectiveness; Conditions Precedent. This Agreement and the amendments to the Credit Agreement herein provided shall become effective as of the Effective Date, upon the Administrative Agent’s receipt of counterparts of this Agreement, duly executed by the Company, each Subsidiary Guarantor, Sonic Financial, the Administrative Agent, and Lenders constituting Required Lenders.

3. Consent of the Loan Parties. Each Subsidiary Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Subsidiary Guaranty against such Subsidiary Guarantor in accordance with its terms. Each Loan Party hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects each Security Instrument to which such Loan Party is a party (including without limitation the continuation of the perfection and priority of each Lien thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Security Instrument against such Loan Party in accordance with its terms.

4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, each Loan Party represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement will be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b) The Persons appearing as Subsidiary Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Subsidiary Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Subsidiary Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Subsidiary Guaranty as a guarantor thereunder;

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(c) This Agreement has been duly authorized, executed and delivered by the Company and each of the other Loan Parties party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d) No Default or Event of Default has occurred and is continuing.

5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic delivery (including by ..pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of North Carolina applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.

9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

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11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company, each of the other Loan Parties, the Administrative Agent, the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

COMPANY:

SONIC AUTOMOTIVE, INC.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice Chairman and Chief Financial Officer

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REVOLVING SUBSIDIARY GRANTORS:

ADI OF THE SOUTHEAST, LLC
ANTREV, LLC
ARNGAR, INC.
AUTOBAHN, INC.
AVALON FORD, INC.
FAA AUTO FACTORY, INC.
FAA BEVERLY HILLS, INC.
FAA CAPITOL N, INC.
FAA CONCORD H, INC.
FAA CONCORD T, INC.
FAA DUBLIN N, INC.
FAA DUBLIN VWD, INC.
FAA HOLDING CORP.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA POWAY T, INC.
FAA SAN BRUNO, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE, INC.
FAA SERRAMONTE H, INC.
FAA SERRAMONTE L, INC.
FAA STEVENS CREEK, INC.
FAA TORRANCE CPJ, INC.
FIRSTAMERICA AUTOMOTIVE, INC.
FORT MILL FORD, INC.
FORT MYERS COLLISION CENTER, LLC
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
L DEALERSHIP GROUP, INC.
MARCUS DAVID CORPORATION
MASSEY CADILLAC, INC.
MOUNTAIN STATES MOTORS CO., INC.
ONTARIO L, LLC
SAI AL HC1, INC.
SAI AL HC2, INC.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President and Treasurer

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REVOLVING SUBSIDIARY GRANTORS:

SAI ANN ARBOR IMPORTS, LLC
SAI ATLANTA B, LLC
SAI BROKEN ARROW C, LLC
SAI CHARLOTTE M, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FL HC2, INC.
SAI FL HC3, INC.
SAI FL HC4, INC.
SAI FL HC7, INC.
SAI FORT MYERS B, LLC
SAI FORT MYERS H, LLC
SAI FORT MYERS M, LLC
SAI FORT MYERS VW, LLC
SAI IRONDALE IMPORTS, LLC
SAI LONG BEACH B, INC.
SAI MD HC1, INC.
SAI MONROVIA B, INC.
SAI MONTGOMERY B, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE M, LLC
SAI NASHVILLE MOTORS, LLC
SAI OK HC1, INC.
SAI OKLAHOMA CITY C, LLC
SAI OKLAHOMA CITY H, LLC
SAI ORLANDO CS, LLC
SAI RIVERSIDE C, LLC
SAI ROCKVILLE IMPORTS, LLC
SAI SANTA CLARA K, INC.
SAI TN HC1, LLC
SAI TN HC2, LLC
SAI TN HC3, LLC
SAI TULSA N, LLC
SANTA CLARA IMPORTED CARS, INC.
SONIC – 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC – CALABASAS V, INC.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President and Treasurer

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REVOLVING SUBSIDIARY GRANTORS:

SONIC – CARSON F, INC.
SONIC – COAST CADILLAC, INC.
SONIC – DENVER T, INC.
SONIC – DOWNEY CADILLAC, INC.
SONIC – ENGLEWOOD M, INC.
SONIC – LAS VEGAS C EAST, LLC
SONIC – LAS VEGAS C WEST, LLC
SONIC – LLOYD NISSAN, INC.
SONIC – LLOYD PONTIAC – CADILLAC, INC.
SONIC – LONE TREE CADILLAC, INC.
SONIC – LS, LLC
SONIC – MANHATTAN FAIRFAX, INC.
SONIC – MASSEY CHEVROLET, INC.
SONIC – NEWSOME CHEVROLET WORLD, INC.
SONIC – NEWSOME OF FLORENCE, INC.
SONIC – NORTH CHARLESTON DODGE, INC.
SONIC – SANFORD CADILLAC, INC.
SONIC – SHOTTENKIRK, INC.
SONIC – STEVENS CREEK B, INC.
SONIC – WILLIAMS CADILLAC, INC.
SONIC AGENCY, INC.
SONIC AUTOMOTIVE – 1720 MASON AVE., DB, INC.
SONIC AUTOMOTIVE – 1720 MASON AVE., DB, LLC
SONIC AUTOMOTIVE – 6008 N. DALE MABRY, FL, INC.
SONIC AUTOMOTIVE – 9103 E. INDEPENDENCE, NC, LLC
SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC.
SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC
SONIC AUTOMOTIVE F&I, LLC
SONIC AUTOMOTIVE OF CHATTANOOGA, LLC
SONIC AUTOMOTIVE OF NASHVILLE, LLC
SONIC AUTOMOTIVE OF NEVADA, INC.
SONIC AUTOMOTIVE SUPPORT, LLC
SONIC AUTOMOTIVE WEST, LLC

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President and Treasurer

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REVOLVING SUBSIDIARY GRANTORS:

SONIC AUTOMOTIVE-3700 WEST BROAD STREET, COLUMBUS, INC.
SONIC AUTOMOTIVE-4000 WEST BROAD STREET, COLUMBUS, INC.
SONIC CALABASAS M, INC.
SONIC DEVELOPMENT, LLC
SONIC DIVISIONAL OPERATIONS, LLC
SONIC FREMONT, INC.
SONIC OF TEXAS, INC.
SONIC RESOURCES, INC.
SONIC SANTA MONICA M, INC.
SONIC SANTA MONICA S, INC.
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.
SONIC WALNUT CREEK M, INC.
SONIC WILSHIRE CADILLAC, INC.
SONIC – BUENA PARK H, INC.
SONIC – CALABASAS A, INC.
SONIC – CAPITOL CADILLAC, INC.
SONIC – CAPITOL IMPORTS, INC.
SONIC – CARSON LM, INC.
SONIC – HARBOR CITY H, INC.
SONIC – PLYMOUTH CADILLAC, INC.
SONIC – SATURN OF SILICON VALLEY, INC.
SONIC – SERRAMONTE I, INC.
SONIC – VOLVO LV, LLC
SONIC – WEST COVINA T, INC.
SRE ALABAMA – 2, LLC
SRE ALABAMA – 5, LLC
SRE CALIFORNIA – 1, LLC
SRE CALIFORNIA – 2, LLC
SRE CALIFORNIA – 3, LLC
SRE CALIFORNIA – 4, LLC
SRE CALIFORNIA – 5, LLC
SRE CALIFORNIA – 7 SCB, LLC
SRE CALIFORNIA – 8 SCH, LLC
SRE COLORADO – 1, LLC
SRE FLORIDA – 1, LLC
SRE FLORIDA – 2, LLC
SRE HOLDING, LLC
SRE OKLAHOMA – 1, LLC

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President and Treasurer

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REVOLVING SUBSIDIARY GRANTORS:

SRE OKLAHOMA – 2, LLC
SRE OKLAHOMA – 5, LLC
SRE SOUTH CAROLINA – 2, LLC
SRE SOUTH CAROLINA – 3, LLC
SRE SOUTH CAROLINA – 4, LLC
SRE TENNESSEE – 4, LLC
SRE VIRGINIA – 1, LLC
STEVENS CREEK CADILLAC, INC.
TOWN AND COUNTRY FORD, INCORPORATED
WINDWARD, INC.
Z MANAGEMENT, INC.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President and Treasurer

SAI GA HC1, LP
SONIC – STONE MOUNTAIN T, L.P.
SONIC PEACHTREE INDUSTRIAL BLVD., L.P.

By:	SAI GEORGIA, LLC, as Sole General Partner

	By:	SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

		By:	/s/ David P. Cosper
		Name:	David P. Cosper
		Title:	Vice President and Treasurer

SONIC – LS CHEVROLET, L.P.

By:	SONIC – LS, LLC, as Sole General Partner

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REVOLVING SUBSIDIARY GRANTORS:

PHILPOTT MOTORS, LTD.
SONIC – CADILLAC D, L.P.
SONIC – CAMP FORD, L.P.
SONIC – CARROLLTON V, L.P.
SONIC – FORT WORTH T, L.P.
SONIC – FRANK PARRA AUTOPLEX, L.P.
SONIC – HOUSTON V, L.P.
SONIC – LUTE RILEY, L.P.
SONIC – RICHARDSON F, L.P.
SONIC – UNIVERSITY PARK A, L.P.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC AUTOMOTIVE – 4701 I-10 EAST, TX, L.P.
SONIC AUTOMOTIVE OF TEXAS, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM B, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.
SONIC – CLEAR LAKE VOLKSWAGEN, L.P.
SONIC – JERSEY VILLAGE VOLKSWAGEN, L.P.
SRE TEXAS – 1, L.P.
SRE TEXAS – 2, L.P.
SRE TEXAS – 3, L.P.
SRE TEXAS – 4, L.P.
SRE TEXAS – 5, L.P.
SRE TEXAS – 6, L.P.
SRE TEXAS – 7, L.P.
SRE TEXAS – 8, L.P.

By:	SONIC OF TEXAS, INC., as Sole General Partner

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI CLEARWATER T, LLC

By:	SAI FL HC2, INC., as Sole Member

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

REVOLVING SUBSIDIARY GRANTORS:

SAI COLUMBUS T, LLC

By:	SONIC AUTOMOTIVE, INC., as Sole Member

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI GEORGIA, LLC

By:	SONIC AUTOMOTIVE OF NEVADA, INC., as Sole Member

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI IRONDALE L, LLC

By:	SAI AL HC2, INC., as Sole Member

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI OKLAHOMA CITY T, LLC
SAI TULSA T, LLC

By:	SAI OK HC1, INC., as Sole Member

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

SAI ROCKVILLE L, LLC

By:	SAI MD HC1, INC., as Sole Member

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FLOORPLAN SUBSIDIARY GRANTORS:

ARNGAR, INC.
FAA CONCORD H, INC.
FAA LAS VEGAS H, INC.
FAA POWAY H, INC.
FAA SANTA MONICA V, INC.
FAA SERRAMONTE, INC.
FAA SERRAMONTE H, INC.
FAA STEVENS CREEK, INC.
FAA TORRANCE CPJ, INC.
FRANCISCAN MOTORS, INC.
KRAMER MOTORS INCORPORATED
SAI BROKEN ARROW C, LLC
SAI COLUMBUS MOTORS, LLC
SAI COLUMBUS VWK, LLC
SAI FORT MYERS H, LLC
SAI IRONDALE IMPORTS, LLC
SAI MONTGOMERY BCH, LLC
SAI MONTGOMERY CH, LLC
SAI NASHVILLE CSH, LLC
SAI NASHVILLE H, LLC
SAI NASHVILLE MOTORS, LLC
SAI OKLAHOMA CITY H, LLC
SAI ORLANDO CS, LLC
SAI RIVERSIDE C, LLC
SAI ROCKVILLE IMPORTS, LLC
SAI SANTA CLARA K, INC.
SANTA CLARA IMPORTED CARS, INC.
SONIC – 2185 CHAPMAN RD., CHATTANOOGA, LLC
SONIC – LAS VEGAS C WEST, LLC
SONIC – LONE TREE CADILLAC, INC.
SONIC – NEWSOME CHEVROLET WORLD, INC.
SONIC – NEWSOME OF FLORENCE, INC.
SONIC – SHOTTENKIRK, INC.
SONIC AUTOMOTIVE – 9103 E. INDEPENDENCE, NC, LLC
SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC
SONIC TYSONS CORNER H, INC.
SONIC TYSONS CORNER INFINITI, INC.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President and Treasurer

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FLOORPLAN SUBSIDIARY GRANTORS:

SONIC – BUENA PARK H, INC.
SONIC – CALABASAS A, INC.
SONIC – CAPITOL CADILLAC, INC.
SONIC – CAPITOL IMPORTS, INC.
SONIC – HARBOR CITY H, INC.
SONIC – PLYMOUTH CADILLAC, INC.
SONIC – VOLVO LV, LLC
STEVENS CREEK CADILLAC, INC.
WINDWARD, INC.

By:	/s/ David P. Cosper
Name:	David P. Cosper
Title:	Vice President and Treasurer

SONIC – LS CHEVROLET, L.P.

By:	SONIC – LS, LLC, as Sole General Partner

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

PHILPOTT MOTORS, LTD.
SONIC – CADILLAC D, L.P.
SONIC – HOUSTON V, L.P.
SONIC – LUTE RILEY, L.P.
SONIC ADVANTAGE PA, L.P.
SONIC AUTOMOTIVE – 3401 N. MAIN, TX, L.P.
SONIC HOUSTON JLR, LP
SONIC HOUSTON LR, L.P.
SONIC MOMENTUM JVP, L.P.
SONIC MOMENTUM VWA, L.P.

By:	SONIC OF TEXAS, INC., as Sole General Partner

	By:	/s/ David P. Cosper
	Name:	David P. Cosper
	Title:	Vice President and Treasurer

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

SONIC FINANCIAL CORPORATION

By:	/s/ William R. Brooks
Name:	William R. Brooks
Title:	Vice President

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ illegible signature
Name:	Anne M. Zeschke
Title:	Vice President

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:

BANK OF AMERICA, N.A., as Swing Line Lender, L/C Issuer and as a Lender

By:	/s/ M. Patricia Kay
Name:	M. Patricia Kay
Title:	Senior Vice President

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ illegible signature
Name:	Jeffrey G. Calder
Title:	Vice President

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

US BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s./ Mark Landsem
Name:	Mark Landsem
Title:	Vice President

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Issuer and as a Lender

By:	/s/ Jeffrey Bullard
Name:	Jeffrey E. Bullard
Title:	Vice President

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MERCEDES-BENZ FINANCIAL SERVICES USA LLC (f/k/a DCFS USA LLC), as a Lender

By:	/s/ Michele Nowak
Name:	Michele Nowak
Title:	Credit Director, National Accounts

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ David M. Garbarz
Name:	David M. Garbarz
Title:	Senior Vice President

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, N.A., as a Lender

By:	/s/ Anne Marie Zima
Name:	Anne Marie Zima
Title:	Vice President

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BMW FINANCIAL SERVICES NA, LLC, as a Lender

By:	/s/ Patrick Sullivan
Name:	Patrick Sullivan
Title:	GM, Commercial Finance
BMW Group Financial Services

By:	/s/ illegible signature
Name:	illegible name
Title:	President

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

TOYOTA MOTOR CREDIT CORPORATION, as a Lender

By:	/s/ illegible signature
Name:	Anna Lee
Title:	National Credit Dealer Manager

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

VW CREDIT, INC., as a Lender

By:	/s/ David Rands
Name:	David Rands
Title:	Regional General Manager

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WORLD OMNI FINANCIAL CORP., as a Lender

By:	/s/ William Shope
Name:	William Shope
Title:	VP Portfolio Management

AMENDMENT NO. 1 TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT